UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

Intelsat S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	000-50262	98-0346003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg		L-1246
(Address of principal executive offices)		(Zip Code)

+(352) 27 84 1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 14, 2012, Intelsat Jackson Holdings S.A. (“Intelsat Jackson”) issued a notice of redemption pursuant to the indenture governing its 9 1/2% Senior Notes due 2016 (the “9 1/2% Notes”) that it intends to redeem all of the outstanding 9 1/2% Notes on June 15, 2012 at a redemption price equal to 103.167% of the principal amount of the notes, plus accrued and unpaid interest thereon to the redemption date.

On May 14, 2012, Intelsat Jackson issued a notice of redemption pursuant to the indenture governing its 11 1/4% Senior Notes due 2016 (the “11 1/4% Notes”) that it intends to redeem $434,941,000 aggregate principal amount of the 11 1/4% Notes on June 15, 2012 at a redemption price equal to 103.75% of the principal amount of the notes, plus accrued and unpaid interest thereon to the redemption date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: May 14, 2012	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President and Chief Financial Officer